EXHIBIT 10.20

                            CERTIFICATE OF FORMATION

                                       OF

                            E-LOAN AUTO FUND ONE, LLC

       The undersigned desires to form a limited liability company pursuant to the provisions of the Delaware Limited Liability Company Act, 6 Del C. ss.18-101 et seq., and hereby states as follows:

                                    ARTICLE I

       The name of the limited liability company is E-LOAN Auto Fund One, LLC (hereinafter referred to as the "Company").

                                   ARTICLE II

       The address of the registered office of the Company in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange St., County of New Castle, Wilmington, Delaware 19801.

                                   ARTICLE III

       The name and address of the registered agent for service of process on the Company in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange St., County of New Castle, Wilmington, Delaware 19801.

       IN WITNESS OF THE FOREGOING, the undersigned has duly executed this Certificate of Formation this 21st day of May, 2002.


                                       By:   /s/ MARIA L. PRINCIPE
                                             -----------------------------------
                                             Maria L. Principe
                                             Authorized Person